UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2026

MODERNA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38753	81-3467528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Binney Street
Cambridge, MA	02142
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 714-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MRNA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On March 3, 2026 (the “Effective Date”), Moderna, Inc. (the “Company”) and ModernaTX, Inc. (together with the Company, “Moderna”) and Arbutus Biopharma Corporation (“Arbutus”), Genevant Sciences GmbH (“Genevant” and, together with Arbutus, “Arbutus/Genevant”), and, solely for certain purposes, Genevant Sciences Ltd., entered into a settlement agreement (the “Settlement Agreement”) to resolve all patent infringement litigation between Moderna and Arbutus/Genevant pending in the U.S. and internationally (the “Litigation”). The Settlement Agreement resolves all worldwide Arbutus/Genevant litigation related to Spikevax® and mRESVIA® and provides certainty going forward for Moderna’s full infectious disease portfolio, including mNEXSPIKE®, mCOMBRIAX® and its future vaccine pipeline, with no future royalties owed. Under the terms of the Settlement Agreement, Moderna will make a $950 million noncontingent lump sum payment to Arbutus/Genevant on or before July 8, 2026.

The Settlement Agreement requires each of Moderna and Arbutus/Genevant to file stipulated judgments and stipulations of dismissal for the respective courts or tribunals to enter judgment or dismiss with prejudice or withdraw (as the case may be) all claims in the Litigation. Under the agreement, Moderna may appeal to the Court of Appeals for the Federal Circuit (the “Federal Circuit”) with respect to whether 28 U.S.C. § 1498 (“§ 1498”) bars Arbutus/Genevant’s claims for direct infringement and indirect infringement against Moderna for vaccine doses that were sold to the U.S. Government under a particular contract. If Moderna ultimately prevails on that issue, no further payments will be due.

Pursuant to the Settlement agreement, (i) if the Federal Circuit (whether by the initial panel, upon panel rehearing or en banc) affirms, or if there is a final non-appealable judgment that affirms, the rejection of Moderna’s affirmative defense pursuant to § 1498 by the District Court in its entirety or otherwise holds that § 1498 does not bar Arbutus/Genevant’s claim against Moderna as to either or both of direct infringement and indirect infringement with respect to all of the doses subject to Moderna’s appeal, or (ii) upon a failure to timely file, or voluntary dismissal of, Moderna’s appeal, then Moderna will make an additional $1.3 billion contingent lump sum payment to Arbutus/Genevant within 90 days of that decision. If the Federal Circuit instead determines that § 1498 bars Arbutus/Genevant’s infringement claims as to some, but not all, of the doses subject to Moderna’s appeal, the Settlement Agreement provides that Moderna will pay Arbutus/Genevant a prorated amount of $1.3 billion, calculated based on the number of doses for which § 1498 bars Arbutus/Genevant’s infringement claims as clearly articulated by the Federal Circuit, or if not clearly articulated by the Federal Circuit, as mutually agreed by the parties or determined in an accelerated binding arbitration process. Any payment from Moderna to Arbutus/Genevant as described in this paragraph is referred to herein as the “Contingent Payment.”

If Arbutus/Genevant receives a Contingent Payment based on a decision that is subsequently overturned in Moderna’s favor in a final nonappealable decision, Arbutus/Genevant is required to return the Contingent Payment to Moderna, plus interest. The Settlement Agreement includes mutual financial covenants to ensure payment or repayment of the Contingent Payment.

The Settlement Agreement also contains customary mutual releases in favor of each of Moderna and Arbutus/Genevant in respect of the Litigation. In addition, the Settlement Agreement includes a fully paid-up, royalty free, irrevocable, non-exclusive, worldwide license and covenant not to sue granted by Arbutus/Genevant to Moderna under any patents and patent applications owned or licensable by Arbutus/Genevant or their respective direct and indirect wholly owned subsidiaries to make, sell and generally otherwise exploit Moderna’s infectious disease vaccines that include a lipid SM-102-based lipid nanoparticle (“LNP”) formulation, including Spikevax, mNEXSPIKE and mRESVIA, as well as a covenant not to sue with respect to certain other Arbutus/Genevant patents and Moderna products.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending on March 31, 2026.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including regarding: Moderna’s settlement with Arbutus/Genevant; Moderna’s appeal to the Federal Circuit of the District Court’s § 1498 decision, including potential outcomes; potential additional contingent payment; and certainty for Moderna’s full infectious disease portfolio and future vaccine pipeline. The forward-looking statements in this Current Report on Form 8-K are neither promises nor guarantees, and you should not place undue reliance on these forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, many of which are beyond the Company’s control and which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. These risks, uncertainties, and other factors include those other risks and uncertainties described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the U.S. Securities and Exchange

Commission (“SEC”) and in subsequent filings made by the Company with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by law, the Company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this Current Report on Form 8-K in the event of new information, future developments or otherwise. These forward-looking statements are based on the Company’s current expectations and speak only as of the date hereof.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2026		MODERNA, INC.

	By:	/s/ Shannon Thyme Klinger
Shannon Thyme Klinger
Chief Legal Officer